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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 OCTOBER 8, 2002




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



          FLORIDA                         1-8180                59-2052286
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                    Number)           Identification No.)




                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER

         See the Press Release dated October 8, 2002, filed as Exhibit 99.1, and incorporated herein by reference, reporting on TECO Energy's preliminary third quarter results and announcing its plan to conduct a public offering of its common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.1     Press Release dated October 8, 2002.

              992.     Investment Considerations.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 8, 2002                TECO ENERGY, INC.


                                      By:  /s/ G.L. Gillette
                                           ------------------------------------
                                           G. L. Gillette
                                           Senior Vice President--Finance and
                                           Chief Financial Officer (Principal
                                           Financial Officer)



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1 Press Release dated October 8, 2002 reporting on TECO Energy's preliminary third quarter results and announcing its plan to conduct a public offering of its common stock.

99.2           Investment Considerations